UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014 (June 9, 2014)

REXAHN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 455, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(240) 268-5300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 9, 2014, the Company held the Annual Meeting of Shareholders (the “Annual Meeting”) of Rexahn Pharmaceuticals, Inc. (the “Company”).  Set forth below are the four proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the Annual Meeting inspector of election.  At the Annual Meeting, the Company’s shareholders approved each of the four proposals considered, all of which are described in detail in the Definitive Proxy Statement, as filed with the SEC on April 18, 2014.  Other than the four proposals set forth below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for shareholder action.

On the record date for the Annual Meeting, there were 176,641,135 shares of Company common stock issued, outstanding and entitled to vote.  Shareholders holding 127,610,264 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The eight nominees named in the definitive proxy statement were elected to serve as directors for a one-year term expiring at the 2015 annual meeting of shareholders.  The voting results with respect to each nominee were as follows:

Director	For	Against/Withheld
Chang H. Ahn	55,501,130	2,950,355
Charles Beever	55,996,264	2,455,221
Peter Brandt	56,002,874	2,448,611
Mark Carthy	55,997,808	2,453,677
Kwang Soo Cheong	55,740,503	2,710,982
Si Moon Hwang	53,357,125	5,094,090
David McIntosh	55,822,810	2,628,675
Peter Suzdak	55,930,308	2,521,177

There were 69,158,779 broker non-votes for Proposal 1, except with respect to the election of Mr. Hwang, for which there were 69,159,049 broker non-votes.

Proposal 2 – The proposal to approve the selection of ParenteBeard LLC as the independent auditor for the Company for the year ending December 31, 2014 was approved by a majority of the votes cast.  The voting results are as follows:

For	Against	Abstain
119,433,293	3,241,074	4,935,897

There were no broker non-votes for Proposal 2.

Proposal 3 – The proposal to approve in an advisory (non-binding) vote the Advisory Resolution on Executive Compensation of the Company’s named executive officers was approved by a majority of the votes cast.  The voting results were as follows:

For	Against	Abstain
52,041,576	3,612,691	2,797,218

There were 69,158,779 broker non-votes for Proposal 3.

Proposal 4 – The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (in the event it is deemed by the Board of Directors to be advisable) to effect a reverse stock split of the Company’s common stock at a ratio within the range of 1:2 to 1:6, as determined by the Board of Directors, together with a corresponding proportional reduction in the number of authorized shares of the Company’s capital stock, was approved by a majority of the outstanding shares of common stock.  The voting results were as follows:

For	Against	Abstain
96,786,748	28,738,153	2,085,360

There were no broker non-votes for Proposal 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
Dated: June 9, 2014
/s/ Peter Suzdak
Peter Suzdak
Chief Executive Officer